Exhibit 3.313

Delaware PAGE 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “VERMONT HAULING, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE ELEVENTH DAY OF DECEMBER, A.D. 1996, AT 11 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WPV DISPOSAL, INC.” TO “WSI OF VERMONT, INC.”, FILED THE THIRTIETH DAY OF OCTOBER, A.D. 1997, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-SEVENTH DAY OF AUGUST, A.D. 1998, AT 11:30 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE SECOND DAY OF OCTOBER, A.D. 1998, AT 10:30 O’CLOCK A.M.

CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT, FILED THE TWELFTH DAY OF MAY, A.D. 2004, AT 10:30 O’CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE TWENTY-SECOND DAY OF OCTOBER, A.D. 2004, AT 1:33 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WSI OF

2693110 8100H

121188359

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9957600

DATE: 11-01-12

Delaware PAGE 2

The First State

VERMONT, INC. “ TO “VERMONT HAULING, INC. “, FILED THE SIXTEENTH DAY OF MARCH, A.D. 2005, AT 6:22 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTEENTH DAY OF FEBRUARY, A.D. 2010, AT 4:07 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 2012, AT 6:33 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “VERMONT HAULING, INC. “.

2693110 8100H

121188359

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9957600

DATE: 11-01-12

CERTIFICATE OF INCORPORATION

OF

WPV DISPOSAL, INC.

FIRST: The name of the corporation (the “Corporation”) is WPV Disposal, Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company,

THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue shall be Ten Thousand (10,000) shares, of common stock, each of which shall hove a par value of $1.00 (the “Common Stock”), amounting to an aggregate par value of $10,000.

FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

(a) Subject to the limitations and exceptions, if any, contained in the by-laws of the Corporation, such by-laws may be adopted, amended or repealed by the Board of Directors of the Corporation.

(b) Elections of directors need not be made by written ballot unless, and only to the extent, otherwise provided in the by-laws.

(c) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such location as may be designated by the Board of Directors or in the by-laws of the Corporation.

(d) Except as provided to the contrary in the provisions establishing a class of stock, the number of authorized shares of such class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the stock of the Corporation entitled to vote.

SIXTH· The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation and was, or is, a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding, to the maximum extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise. No amendment to or repeal of the provisions of this Article SIXTH shall deprive a director or officer of the benefit hereof with respect to any act or failure to act occurring prior to such amendment or repeal.

SEVENTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director’s breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended. No amendment to or repeal of the provisions of this Article SEVENTH shall deprive any director of the Corporation of the benefit hereof with respond to any act, or failure to act, or such director occurring prior to such amendment or repeal.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereunder prescribed by the General Corporation Law of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to such reservation.

NINTH: The name of the sole incorporator of the Corporation is Antónia E. Lopes and her mailing address is Goldstein & Manello, P.C., 265 Franklin Street, Boston, MA 02110.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1996.

Antónia E. Lopes, Incorporator

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*****

WPV DISPOSAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of WPV DISPOSAL, INC., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of WPV DISPOSAL, INC. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

The name of the corporation is:

WSI OF VERMONT, INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said WPV DISPOSAL, INC. has caused this certificate to be signed by Philip Strauss, its President, this Thirtieth day of October, 1997.

WPV DISPOSAL I., INC.

By:

President

WPV DISPOSAL, INC.

Unanimous Written Consent of Directors To Action Without Meeting

October 29, 1997

The undersigned, being all of the Directors of WPV Disposal, Inc., a Delaware corporation (“Corporation”), do hereby approve, adopt, ratify and confirm the following Resolutions:

RESOLVED: That the Certificate of Incorporation of WPV Disposal, Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

The name of the Corporation is:

WSl OF VERMONT, INC.

RESOLVED: That the officers of the Corporation be, and they hereby are, and each of them acting singly hereby is, authorized, for and on behalf of the Corporation and in its name, to execute, seal. acknowledge and deliver all such certificates, instruments and other documents, and to take all such other actions, as the officer or officers so acting shall deem necessary or desirable to give effect to the foregoing Resolution and all other agreements and transactions contemplated thereby; and that the taking of any such action by the officers so acting shall be deemed conclusive evidence that such action was authorized by these Resolutions.

Philip W. Strauss

Robert Rivkin

CERTIFICATE OF MERGER

OF

RAPID RUBBISH REMOVAL, INC.

and

JOHN LEO, LTD.

with and into

WSI OF VERMONT, INC.

UNDER §252 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

We, Philip Strauss and Robert Rivkin, being respectively President and Secretary of both Rapid Rubbish Removal, Inc. and John Leo, Ltd., and we, Philip Strauss and Robert Rivkin., being respectively President and Secretary of WSI of Vermont, Inc. do hereby certify that, pursuant to the Agreements of Merger (the “Merger Agreements”), said corporations have mutually agreed to, and hereby do, unite and merge, pursuant to §252 of the General Corporation Law of the State of Delaware, and the surviving corporation shall be WSI of Vermont, Inc.

FIRST: WSI of Vermont, Inc. (the “Surviving Corporation”) is a Delaware corporation organized on December 11, 1996.

SECOND: Rapid Rubbish Removal, Inc., is a Vermont corporation organized on January 23, 1974 with 100 authorized shares of common stock at no par value and John Leo, Ltd., is a Vermont corporation organized on September 15, 1986 with 100 authorized shares of common stock at no par value (collectively the “Merging Corporations”), each of which with WSI Vermont Holdings, Inc. owning all of the issued and outstanding capital stock of the Merging Corporations.

THIRD: Attached hereto as Exhibit A is a true and correct copy of the resolutions of the Board of Directors and the Stockholders of the Surviving Corporation which authorize the Surviving Corporation to merge itself with the Merging Corporations, which resolutions were adopted by Joint Written Consent of Directors and Stockholders, dated July 30, 1998 and which resolutions have not been amended or repealed and are in full force and effect as of the date hereof.

FOURTH: The Certificate of Incorporation, as amended, of the Surviving Corporation shall be the Certificate of Incorporation.

FIFTH: The Merger Agreements are on file at the principal office of the Surviving Corporation c/o Waste Systems International, Inc., Lexington Office Park, 420 Bedford Street, Lexington, Massachusetts 02173 and copies of said Agreements are available upon request.

SIXTH: That the manner and basis of converting shares of capital stock of the Merging Corporations into shares of stock of the Surviving Corporation shall be as follows:

(a) At the time the merger becomes effective (the “Effective Time”) each share of Common Stock, without par value, of the Merging Corporations outstanding immediately prior thereto (including, without limitation, all shares of treasury stock, if any, held by the Merging Corporations) shall be changed and converted into one fully-paid and non-assessable share of Common Stock, $1.00 par value, of the Surviving Corporation respectively, by virtue of the merger and without any action on the part of the holder thereof.

(b) At the Effective Time, all of the outstanding certificates which prior to the Effective Time represented shares of the capital stock of the Merging Corporations shall be deemed for all purposes to evidence ownership of and to represent shares of capital stock of the Surviving Corporation into which the shares of the capital stock of the Merging Corporations represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of capital stock of the Surviving Corporation evidenced by such outstanding certificate as above provided.

(c) At the Effective Time, each share of Common Stock of the Surviving Corporation presently issued and outstanding and registered in the name of the stockholders of the Merging Corporations shall be canceled and retired and resume the status of authorized and unissued Common Stock, and no shares of Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

IN WITNESS WHEREOF, the undersigned officers of WSI of Vermont, Inc. and the undersigned officers of Rapid Rubbish Removal, Inc. and John Leo, Ltd., have executed this Certificate of Merger on behalf of the respective c:ozporations as of the day of July 30, 1998, and each such officer affirms, under penalties of perjury, that the facts stated herein are true.

ATTEST:

By:

Robert Rivkin, Secretary

WSI OF VERMONT, INC.

By:

Philip Strauss, President

By:

Robert Rivkin, Secretary

RAPID RUBBISH REMOVAL, INC.

By:

Philip Strauss, President

By:

Robert Rivkin, Secretary

JOHN LEO, LTD.

By:

Philip Strauss, President

Exhibit A

Resolutions adopted on July 30, 1998 by

the Board of Directors of WSI of Vermont, Inc.

RESOLVED: That the Agreements of Merger between the Corporation and Rapid Rubbish Removal, Inc. and John Leo, Ltd. be adopted, in such forms as may be approved by the shareholders of this Corporation and that the officers of this Corporation be, and they hereby are, authorized to do all acts and deeds necessary to accomplish the intent of this Resolution.

Resolutions adopted on July 30, 1998 by

the Sole Stockholder of WSJ of Vermont, Inc.

RESOLVED: That it is advisable and in the best interests of this Corporation to merge (the “Merger”) with Rapid Rubbish Removal, Inc., a Vermont corporation (“Rapid Rubbish Removal”) and John Leo, Ltd., a Vermont corporation (“Leo”), in accordance with the terms and subject to the conditions contained in the Merger Agreements (as defined below), with this Corporation to be the surviving corporation, and that such Merger be, and it hereby is, in all respects authorized and approved.

RESOLVED: That the form, terms and provisions of the Agreements of Merger (the “Merger Agreements”) proposed to be entered into between this Corporation and each of Rapid Rubbish Removal and Leo, substantially in the forms of Exhibit A and Exhibit B attached hereto, be, and they hereby are, in all respects ratified, adopted and approved; and that the proper officers of this Corporation be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of this Corporation, the Merger Agreements, with such changes therein and additions thereto as the officer or officers executing the same shall in such officer’s or officers’ sole discretion approve, such approval to be evidenced conclusively by such officer’s or officers’ execution and delivery thereof.

RESOLVED: That the form, terms and provisions of the Certificate of Merger (the “Certificate of Merger’’) proposed to be entered into between this Corporation and Rapid Rubbish Removal and Leo, substantially in the form of Exhibit C attached hereto, be, and they hereby are, in all respects ratified, adopted and approved; and that the proper officers of this Corporation be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of this Corporation, the Certificate of Merger with such changes therein and additions thereto as the officer or officers executing the same shall in such officer’s or officers’ sole discretion approve, such approval to be evidenced conclusively by such officer’s or officers’ execution and delivery thereof.

RESOLVED: That if, in connection with the Merger, any agreements of this Corporation require consents or waivers from any party thereto, the officers of this Corporation be, and each of them hereby is, authorized and directed to take such actions and/or execute and deliver on behalf of this Corporation all such consents and waivers and any other agreements, instruments and documents, as the officer or officers taking such actions and/or executing such documents shall in his or their sole discretion approve, such approval to be evidenced conclusively by his or their taking such actions and/or execution and delivery of such documents.

RESOLVED: That effective immediately at the effective date, until otherwise ordered by the Board of Directors, the form, terms and provisions of the certificate for shares of the common stock, $1.00 par value (the “Common Stock”), of this Corporation, a specimen of which is attached hereto as Exhibit D, be, and the same hereby is, in all respects approved; and that such form of certificate be, and it hereby is, adopted as the form of certificate to represent fully paid and nonassessable shares of the Common Stock; and that until otherwise ordered by the Board of Directors, all certificates issued by this Corporation representing any shares of capital stock of this Corporation shall be signed in the name and on behalf of this Corporation by its Chairman of the Board, its President or any Vice President and by its Secretary or any Assistant Secretary or by its Treasurer or any Assistant Treasurer.

RESOLVED: That the term “proper officer” as used in these resolutions in the singular or plural means one or more of the Chairman of the Board, the President, the Treasurer, any Vice President, the Secretary or any Assistant Secretary of this Corporation.

FURTHER RESOLVED: That the proper officers of this Corporation be, and each of them hereby is, authorized and directed to do and perform or cause to be done or performed all such acts, deeds and things, including compliance with federal and state securities laws, and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates (including, without limitation, stock certificates and certificates of merger in the forms required or permitted by the States of Delaware and Vermont) in the name or on behalf of this Corporation and under its corporate seal or otherwise, and to pay all such filing fees, expenses and taxes, as each such officer or officers in his or their discretion determine to be necessary or advisable to effectuate or carry out fully the purpose and intent of the foregoing resolutions (as conclusively evidenced by the taking of such actions or the execution or delivery of such agreements, undertakings, documents, instruments or certificates as the case may be, by or under the direction of any officer); and all actions heretofore taken by the directors of this Corporation in connection with the subjects of the foregoing resolutions be, and such actions hereby are, approved, ratified and confirmed in all respects as the actions and deeds of this Corporation.

CERTIFICATE OF MERGER

of

WSI OF VERMONT TRANSPORTATION INC.

with and into

WSI OF VERMONT, INC.

UNDER §251 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

We, Philip Strauss and Robert Rivkin, being respectively President and Secretary of WSI of Vermont Transportation Inc. and we, Philip Strauss and Robert Rivkin., being respectively President and Secretary of WSI of Vermont, Inc. do hereby certify that, the Agreement of Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with §251 of the General Corporation Law of the State of Delaware, and the surviving corporation shall be WSI of Vermont, Inc.

FIRST: WSI of Vermont, Inc. (the “Surviving Corporation”) is a Delaware corporation organized on December 11, 1996.

SECOND: WSI of Vermont Transportation Inc., is a Delaware corporation organized on August 22, 1997 with 10,000 authorized shares of common stock with a par value of $1.00 per share (the “Merging Corporation”), of which with WSI Vermont Holdings, Inc. owns all of the issued and outstanding capital stock of the Merging Corporation.

THIRD; Attached hereto as Exhibit A is a true and correct copy of the resolutions of the Board of Directors and the Stockholders of the Surviving Corporation which authorize the Surviving Corporation to merge itself with the Merging Corporation, which resolutions were adopted by Joint Written Consent of Directors and Stockholders, dated as of July 30, 1998 and which resolutions have not been amended or repealed and are in full force and effect as of the date hereof.

FOURTH: The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation.

FIFTH: The Merger Agreement is on file at the principal office of the Surviving Corporation, c/o Waste Systems International, Inc., Lexington Office Park, 420 Bedford Street, Lexington, Massachusetts 02173 and a copy of said Agreement is available upon request.

SIXTH: That the manner and basis of converting shares of capital stock of the Merging Corporations into shares of stock of the Surviving Corporation shall be as follows:

(a) At the time the merger becomes effective (the “Effective Time”) each share of Common Stock, $1.00 par value, of the Merging Corporation outstanding immediately prior thereto (including, without limitation, all shares of treasury stock, if any, held by the Merging Corporation) shall be changed and converted into one fully-paid and non-assessable share of Common Stock, $1.00 par value, of the Surviving Corporation respectively, by virtue of the merger and without any action on the part of the holder thereof.

(b) At the Effective Time, all of the outstanding certificates which prior to the Effective Time represented shares of the capital stock of the Merging Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of capital stock of the Surviving Corporation into which the shares of the capital stock of the Merging Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of capital stock of the Surviving Corporation evidenced by such outstanding certificate as above provided.

(c) At the Effective Time, each share of Common Stock of the Surviving Corporation presently issued and outstanding and registered in the name of the stockholders of the Merging Corporation shall be canceled and retired and resume the status of authorized and unissued Common Stock, and no shares of Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

IN WITNESS WHEREOF, the undersigned officers of WSI of Vermont, Inc. and the undersigned officers of WSI of Vermont Transportation Inc., have executed this Certificate of Merger on behalf of the respective corporations as of the day of July 30, 1998, and each such officer affirms, under penalties of perjury, that the facts stated herein are true.

ATTEST:

By:

Robert Rivkin, Secretary

WSI OF VERMONT, INC.

By:

Philip Strauss, President

By:

Robert Rivkin, Secretary

WSI OF VERMONT TRANSPORTATION INC.

By:

Philip Strauss, President

Exhibit A

Resolutions adopted as of July 30, 1998 by

the Board of Directors of WSI of Vermont, Inc.

RESOLVED: That the Agreement of Merger between the Corporation and WSI of Vermont Transportation Inc. be adopted, in such form as may be approved by the shareholders of this Corporation and that the officers of this Corporation be, and they hereby are, authorized to do all acts and deeds necessary to accomplish the intent of this Resolution.

Resolutions adopted as of July 30, 1998 by

the Sole Stockholder of WSI of Vermont, Inc.

RESOLVED: That it is advisable and in the best interests of this Corporation to merge (the “Merger”) with WSI of Vermont Transportation Inc., in accordance with the terms and subject to the conditions contained in the Merger Agreement (as defined below), with this Corporation to be the surviving corporation, and that such Merger be, and it hereby is, in all respects authorized and approved.

RESOLVED: That the form, terms and provisions of the Agreement of Merger (the “Merger Agreement”) proposed to be entered in.to between this Corporation and WSI of Vermont Transportation Inc., substantially in the form of Exhibit A attached hereto, be, and they hereby are, in all respects ratified, adopted and approved; and that the proper officers of this Corporation be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of this Corporation, the Merger Agreement, with such changes therein and additions thereto as the officer or officers executing the same shall in such officer’s or officers’ sole discretion approve, such approval to be evidenced conclusively by such officer’s or officers’ execution and delivery thereof.

RESOLVED: That the form, terms and provisions of the Certificate of Merger (the “Certificate of Merger”) proposed to be entered into between this Corporation and WSI of Vermont Transportation Inc., substantially in the form of Exhibit B attached hereto, be, and they hereby are, in all respects ratified, adopted and approved; and that the proper officers of this Corporation be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of this Corporation, the Certificate of Merger with such changes therein and additions thereto as the officer or officers executing the same shall in such officer’s or officers’ sole discretion approve, such approval to be evidenced conclusively by such officer’s or officers’ execution and delivery thereof.

RESOLVED: That if, in connection with the Merger, any agreements of this Corporation require consents or waivers from any party thereto, the officers of this Corporation be, and each of them hereby is, authorized and directed to take such actions and/or execute and deliver on behalf of this Corporation all such consents and waivers and any other agreements, instruments and documents, as the officer or officers taking such actions and/or executing such documents shall in his or their sole discretion approve, such approval to be evidenced conclusively by his or their taking such actions and/or execution and delivery of such documents.

RESOLVED: That effective immediately at the effective date, until otherwise ordered by the Board of Directors, the form, terms and provisions of the certificate for shares of the common stock, $1.00 par value (the “Common Stock”), of this Corporation, a specimen of which is attached hereto as Exhibit C, be, and the same hereby is, in all respects approved; and that such form of certificate be, and it hereby is, adopted as the form of certificate to represent fully paid and nonassessable shares of the Common Stock; and that until otherwise ordered by the Board of Directors, all certificates issued by this Corporation representing any shares of capital stock of this Corporation shall be signed in the name and on behalf of this Corporation by its Chairman of the Board, its President or any Vice President and by its Secretary or any Assistant Secretary or by its Treasurer or any Assistant Treasurer.

RESOLVED: That the term “proper officer” as used in these resolutions in the singular or plural means one or more of the Chairman of the Board, the President, the Treasurer, any Vice President, the Secretary or any Assistant Secretary of this Corporation.

FURTHER RESOLVED: That the proper officers of this Corporation be, and each of them hereby is, authorized and directed to do and perform or cause to be done or performed all such acts, deeds and things, including compliance with federal and state securities laws, and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates (including, without limitation, stock certificates and certificates of merger in the forms required or permitted by the State of Delaware) in the name or on behalf of this Corporation and under its corporate seal or otherwise, and to pay all such filing fees, expenses and taxes, as each such officer or officers in his or their discretion determine to be necessary or advisable to effectuate or carry out fully the purpose and intent of the foregoing resolutions (as conclusively evidenced by the taking of such actions or the execution or delivery of such agreements, undertakings, documents, instruments or certificates as the case may be, by or under the direction of any officer); and all actions heretofore taken by the directors of this Corporation in connection with the subjects of the foregoing resolutions be, and such actions hereby are approved, ratified and confirmed in all respects as the actions and deeds of this Corporation.

RESIGNATION OF REGISTERED AGENT OF

WSI OF VERMONT, INC.

(A DELAWARE CORPORATION)

Pursuant to Section 136 of the General Corporation Law of Delaware, THE CORPORATION TRUST COMPANY hereby resigns as Registered Agent of WSI OF VERMONT, INC.

Written notice of resignation was given to the corporation on November 11, 2003, by mail or delivery, to the corporation at its last known address as shown on our records, said date being at least 30 days prior to the filing of this Certificate of Resignation.

DATED: May 10, 2004

THE CORPORATION TRUST COMPANY

BY:

KENNETH J. UVA, VICE PRESIDENT

(To be used when the Certificate of Incorporation has been forfeited for failure to maintain a registered agent)

CERTIFICATE

FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION

WSI of Vermont, Inc., a corporation organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 11th day of December, 1996 and thereafter forfeited pursuant to section 136 (b) of the General Corporation Law of Delaware, now desiring to procure a revival of its Certificate of Incorporation, hereby certified as follows:

1. The name of the corporation is WSI of Vermont, Inc. * (* If the name is not available because of a conflict, use the following: “The name borne by the corporation at the time its Certificate of Incorporation became forfeited is                     and the new name under which the corporation is to be revived is                     .”)

2. Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of its registered agent at such address is THE CORPORATION TRUST COMPANY.

3. The date when revival of the Certificate of Incorporation of this corporation is to commence is the 10th * day of June, 2004, the same being prior to the date of the forfeiture of the Certificate of Incorporation. Revival of the Certificate of Incorporation is to be perpetual. (*Must be the day before the day upon which the Certificate of Incorporation became forfeited.)

4. This corporation was duly organized under the laws of Delaware and carried on the business authorized by its Certificate of Incorporation until the 11th day of June, 2004, at which time its Certificate of Incorporation became forfeited pursuant to section 136 (b) of the General Corporation Law of Delaware and this Certificate for Renewal and Revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of Delaware.

IN WITNESS WHEREOF, said WSI of Vermont, Inc. in compliance with Section 312 of the General Corporation Law of Delaware has caused this Certificate to be signed by Arthur L. Streeter, its last and acting Secretary *, this 22nd day of October, 2004.

By	/s/ Arthur L. Streeter, Secretary*

Last and Acting (Title)

*	Any authorized officer or the Chairman or Vice-Chairman of the Board of Directors may execute this certificate.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*****

WSI of Vermont, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, at a meeting duly held, by the unanimous written consent of its members, filed with the minutes of the Board:

RESOLVED, that the Certificate of Incorporation of WSI of Vermont, Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

“The name of the corporation (the “Corporation”) is Vermont Hauling, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said WSI of Vermont, Inc. has caused this certificate to be signed by Arthur L. Streeter, its Secretary, this 16 day of March, 2005.

/s/ Arthur L. Streeter

By Arthur L. Streeter, Secretary

(Title)

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

VERMONT HAULING, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is:

VERMONT HAULING, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on February 4, 2010.

/s/ Scott E. Friedlander

Name:	Scott E. Friedlander

Title:	Assistant Secretary

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is VERMONT HAULING, INC.

2. The Registered Office of the corporation in the State of Delaware is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is The Corporation Trust Company.

3. The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By: /s/ Jaimie Voss

Authorized Officer

Name: Jaimie Voss, Vice President

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